UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2019

Aravive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

River Oaks Tower

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices)

(936) 355-1910

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ARAV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

Pursuant to the terms of the Purchase Agreement dated November 27, 2019 by and among Aravive, Inc. (the “Company”) and Piper Jaffray & Co. and Cantor Fitzgerald & Co., as representatives of the several underwriters named therein (the “Underwriters”), the Underwriters were granted an over-allotment option to  purchase up to an additional 500,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in connection with the previously announced public offering.  On November 27, 2019, the Underwriters partially exercised such option with respect to 300,000 shares of the Company’s Common Stock (the “Option Shares”).

On December 2, 2019, the Company closed the public offering including the sale of the Option Shares. After giving effect to the partial exercise of the over-allotment option, the total number of shares of Common Stock sold by the Company in the public offering was 3,633,334 shares of Common Stock and total gross proceeds to the Company, before deducting underwriting discounts and commissions and other offering expenses payable by the Company, were approximately $27.25 million.

In addition, the Company will be making several investor presentations over the next several weeks, including investor presentations at the 2019 Piper Jaffray Healthcare Conference to be held on Wednesday, December 4, 2019 in New York, New York. In connection with the presentations, the Company intends to discuss the investor presentation attached as Exhibit 99.1 hereto, which is incorporated herein by reference.

The investor presentation attached as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the investor presentation are “forward-looking” rather than historical.

The Company undertakes no duty or obligation to update or revise information included in this Current Report on Form 8-K or the investor presentation attached as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Aravive, Inc. Investor Presentation dated December 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2019	ARAVIVE, INC. (Registrant)

	By:	/s/ Jay P. Shepard
	Name:	Jay P. Shepard
	Title:	Chief Executive Officer